Exhibit 99.3

Nevada Gold & Casinos, Inc.
Pro-forma Balance Sheet as of the Fiscal Year Ended April 30, 2010

	Nevada Gold as reported in Form 10-K	Consolidated Silver Dollar Casinos reported at April 30, 2010 (unaudited)	Silver Dollar Pro-forma Adjustments to elim assets not acquired	Acquired Silver Dollar Casinos at April 30, 2010 (unaudited)	Pro-forma Adjustments	Pro-forma Balance Sheet

ASSETS
Current assets:
Cash and cash equivalents	$3,155,736	$2,026,970	(72,766)	1,954,204	$-	$5,109,940
Restricted cash	5,266,938			-	(5,000,000)	266,938
Accounts receivable	66,822	207,861	(207,861)	-		66,822
Prepaid expenses	475,262	145,663	(147,143)	(1,480)	-	473,782
Income tax receivable	1,750,374			-	-	1,750,374
Other current assets	155,796	196,028	(34,460)	161,568	70,000	387,364
Total current assets	10,870,928	2,576,522	(462,230)	2,114,292	(4,930,000)	8,055,220

Investments in development projects	1,418,789				(1,273,649)	145,140
Investments in development projects held for sale	3,437,932					3,437,932
Notes receivable	-	497,985	(497,985)	-		-
Notes receivable - development projects, net of allowances	1,700,000					1,700,000
Goodwill	10,243,362	1,419,943	(1,419,943)	-	3,993,643	14,237,005
Identifiable intangiable assets , net of accumulated amortization of $1,025,300 at April 30, 2010	5,101,800				3,382,851	8,484,651
Property and equipment, net of accumulated depreciation						-
of $2,978,679 at April 30, 2010	3,473,051	2,056,483	(167,620)	1,888,863		5,361,914
Deferred tax asset	1,848,419	419,900	(419,900)	-		1,848,419
BVO receivable	4,000,000					4,000,000
Other assets	376,938	1,173,177	(1,173,177)	-		376,938
Total assets	$42,471,219	$8,144,011	$(4,140,855)	$4,003,155	$1,172,845	$47,647,219

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$1,060,017	$1,941,361	(1,835,361)	106,000		$1,166,017
Accrued interest payable	70,000	39,423	(39,423)	-		70,000
Other accrued liabilities	687,819	1,050,670	(1,050,670)	-		687,819
Taxes payable	-	340,432	(340,432)	-		-
Long-term debt, current portion	-
Total current liabilities	1,817,836	3,371,886	(3,265,886)	106,000	-	1,923,836

Long-term debt, net of current portion	10,000,000	508,325	(508,325)	-	5,070,000	15,070,000
Other liabilities	30,944		(0)	-	(0)	30,944
Total liabilities	11,848,780	3,880,212	(3,774,211)	106,000	5,070,000	17,024,780

Commitments and contingencies	-	-	-	-	-	-

Stockholders' equity:
Common stock, $0.12 par value per share; 50,000,000
shares authorized; 13,935,330 shares issued and
12,764,130 and 12,939,130 shares outstanding at
April 30, 2010, and April 30, 2009, respectively	1,672,240	-	-	-	-	1,672,240
Additional paid-in capital	19,859,966	33,107,196	(33,107,196)	-		19,859,966
Dividends	-	(130,000)	130,000	-	-	-
Retained earnings	19,464,972	(28,713,397)	32,610,553	3,897,155	(3,897,155)	19,464,972
Treasury stock, 1,171,200 and 996,200 shares at April 30, 2010 and April 30, 2009, respectively, at cost	(10,369,200)	-	-	-	-	(10,369,200)
Accumulated other comprehensive income	(5,539)	-	-	-	-	(5,539)
Total stockholders' equity	30,622,439	4,263,799	(366,644)	3,897,155	(3,897,155)	30,622,439
Total liabilities and stockholders' equity	$42,471,219	$8,144,011	$(4,140,854)	$4,003,155	$1,172,845	$47,647,219

Nevada Gold & Casinos, Inc.
Pro-forma Statement of Operations for the Fiscal Year Ended April 30, 2010

	Nevada Gold as reported in Form 10-K	Consolidated Silver Dollar Casinos reported for the year ended April 30, 2010 (unaudited)	Silver Dollar Pro-forma Adjustments to elim assets not acquired	Operating Results of the acquired Silver Dollar Casinos for the twelve months ended April 30, 2010 (unaudited)	Pro-forma Adjustments	Pro-forma Statement of Operations

Revenues:
Casino	$18,822,900	$30,907,006	(4,510,724)	26,396,282	$-	$45,219,182
Food and beverage	4,534,744	8,846,188	(1,682,367)	7,163,821	-	11,698,565
Other	865,264	1,901,071	(522,447)	1,378,624	-	2,243,888
Management fees	620,968	-		-	-	620,968
Gross revenues	24,843,876	41,654,265	(6,715,538)	34,938,727	-	59,782,603
Less promotional allowances	(2,817,888)	(4,653,560)	748,125	(3,905,435)		(6,723,323)
Net revenues	22,025,988	37,000,705	(5,967,413)	31,033,292	-	53,059,280

Operating expenses:
Casino	8,562,284	21,102,219	(4,535,594)	16,566,625	-	25,128,909
Food and beverage	2,851,635	7,370,536	(1,657,335)	5,713,201	-	8,564,836
Marketing and administrative	5,564,288	813,348	(211,685)	601,663	-	6,165,951
Facility	1,070,933	4,091,271	(1,002,986)	3,088,285		4,159,218
Corporate expense	4,216,475	2,483,908	(160,316)	2,323,592	-	6,540,067
Legal expenses	241,468	7,795	(5,945)	1,850	-	243,318
Depreciation and amortization	1,344,323	795,863	(155,047)	640,816		2,228,443
Impairment of assets	4,347,183	-		-		4,347,183
Write-off of project development cost	50,486	-	-	-	-	50,486
Other	476,395	638,964	(135,934)	503,030	-	979,425
Total operating expenses	28,725,470	37,303,904	(7,864,842)	29,439,062	296,304	58,460,836
Operating income (loss)	(6,699,482)	(303,199)	1,897,429	1,594,230	(296,304)	(5,401,556)
Non-operating income (expenses):
Loss from unconsolidated affiliates	-	-	-	-	-	-
Gain (loss) on sale equity investees and assets	16,511	(127,821)	122,648	(5,173)	-	11,338
Other non-operating expenses		(15,723,669)	15,723,669	-		-
Interest income	192,708	303,767	(303,767)	-	(10,721)	181,987
Interest expense	(866,034)	(264,685)	264,685	-	(557,700)	(1,423,734)
Amortization of loan issue costs	(58,972)	-	-	-	-	(58,972)
Loss on extinguishment of debt	(128,834)	-	-	-	-	(128,834)
Income (loss) before income tax expense (benefit)	(7,544,103)	(16,115,607)	17,704,664	1,589,057	(864,726)	(6,819,772)
Income tax expense (benefit)
Current	(1,546,698)	(31,893)	69,293	37,400	246,273	(1,263,025)
Deferred and change in valuation allowance	(1,248,623)	-	-	-	-	(1,248,623)
Total income tax benefit	(2,795,321)	(31,893)	69,293	37,400	246,273	(2,511,648)
Net income (loss)	$(4,748,782)	$(16,083,714)	$17,635,371	$1,551,657	$(1,110,998)	$(4,308,123)

Per share information:
Net income (loss) per common share - basic	$(0.37)	$(1.25)	$1.37	$0.12	$(0.09)	$(0.33)
Net income (loss) per common share - diluted	$(0.37)	$(1.25)	$1.37	$0.12	$(0.09)	$(0.33)

Basic weighted average number of shares outstanding	12,878,240	12,878,240	12,878,240	12,878,240	12,878,240	12,878,240
Diluted weighted average number of shares outstanding	12,878,240	12,878,240	12,878,240	12,878,240	12,878,240	12,878,240

Nevada Gold & Casinos, Inc.
Pro-forma Balance Sheet as of the Fiscal Year Ended April 30, 2010

Pro-forma adjustments to give effect to the acquisition as if it occurred April 30, 2010 (the last day of fiscal 2010)

JE #1: Eliminate assets/liabilities not acquired	Debit	Credit
Drift on Inn
Cash		14,291
Accounts receivable		14,904
Prepaid expenses		4,097
Other current assets		17,784
PPE		102,436
Other assets		48,190
Accounts payable and accrued liabilities	226,662
Other accrued liabilities	2,376
Taxes payable	64,000
Other liabilities	3,625,179
Paid in capital	1,050,000
Retained earnings		4,766,515
Golden Nugget Shoreline
Cash	29,203
Accounts receivable		16,526
Deferred tax asset		57,000
Other assets		2,085
Accounts payable and accrued liabilities		44,900
Other liabilities	1,326,182
Paid in capital	62,205
Retained earnings		1,297,079
Little Nevada 2 (LN2)
Accounts payable and accrued liabilities	17,464
Taxes payable		458,000
Other liabilities	1,158,305
Paid in capital	1,000
Retained earnings		718,769
Little Nevada 3 (LN3)
Accounts payable and accrued liabilities	27,167
Accrued interest payable	33,255
Taxes payable		253,000
Long-term debt, net of current portion	439,496
Other liabilities	2,293,848
Paid in capital	16,000
Retained earnings		2,556,766
SHI
Cash		9
Other assets		5,650,000
Taxes payable		1,000
Other liabilities	4,014
Paid in capital	5,650,000
Retained earnings		3,005
SNO
Other liabilities	172
Retained earnings		172
GAI
Cash		278
Accounts receivable		2,977
Prepaid expenses		439
Accounts payable and accrued liabilities	520
Other liabilities	19,341
Retained earnings		16,167
Silver Dollar Tukwila
Cash		87,391
Accounts receivable		7,542
Prepaid expenses		9,735
Other current assets		16,676
PPE		65,184
Deffered tax asset		85,000
Other assets		11,183
Accounts payable and accrued liabilities	139,677
Other accrued liabilities	8,147
Taxes payable	112,000
Other liabilities	710,653
Retained earnings		687,766

JE #2: Eliminate assets and liabilities NGWAII is not acquiring from the remaining/acquired Silver Dollar Casinos
Accounts receivable		165,912	None to be acquired
Prepaid expenses		132,872	MAS annual fee balance of $1,480
Notes receivable		497,985	None to be acquired
Goodwill		1,419,943	None to be acquired
Deferred tax asset		277,900	None to be acquired
Other assets	4,538,281		None to be acquired
Accounts payable and accrued liabilities	1,468,771		$106,000 to be transferred
Accrued interest payable	6,168		None to be acquired
Other accrued liabilities	1,040,147		None to be acquired
Taxes payable	876,432		None to be acquired
Long-term debt, net of current portion	68,829		None to be acquired
Other liabilities		9,137,694	None to be acquired
Paid in capital	26,327,991		None to be acquired
Dividends		130,000	None to be acquired
Retained earnings		18,667,158	None to be acquired
Goodwill		3,897,155	Difference

To give effect to the acquisition as if it occurred April 30, 2010 (last day of fiscal 2010)
Restricted cash		5,000,000	Remaining cash to be paid for acquisition
Long-term debt, net of current protion		5,070,000	New credit agreement
Investments in development projects		1,273,649	Reclass
Memorabilia inventory	70,000		Hollywood Casino memorabilia
Customer relationships	2,074,131		Used same % as NGWA acquisition
Trade names	1,308,720		Used same % as NGWA acquisition
Retained earnings	3,897,155		Eliminate remaining Retained Earnings of Silver Dollar Casinos
Goodwill	3,993,643

Nevada Gold & Casinos, Inc.
Pro-forma Statement of Operations for the Fiscal Year Ended April 30, 2010

Pro-forma adjustments to give effect to the acquisition as if it occurred as of April 30, 2009 (the first day of fiscal 2010)

	Debit	Credit
Reduce interest income for the use of cash to purchase casinos for one year at 0.18%
Interest income	10,800
Cash		10,800

To account for interest expense on $5,070,000 long-term debt at 11.0%
Interest expense	557,700
Cash		557,700

To amortize Customer Relationship intangible asset over 7 years
Amortization of intangible assets expense	296,304
Accumulated amortization of intangible assets		296,304

To account for interest on $1 million deposit made to acquire casinos for 16 days at 0.18%
Cash	79
Interest income		79

JE #8: Eliminate operating results of casinos/operating units not acquired
DOI
Casino revenues	1,578,128
Food and beverage revenues	1,110,430
Other revenues	353,985
Promotional allowances		433,885
Casino expenses		1,687,482
Food and beverage expenses		1,000,560
Marketing and administrative		124,591
Facility		516,727
Corporate expenses		75,945
Legal expenses		997
Depreciation and amortization		91,423
Other expenses		83,383
Loss on sale of assets		51,898
Interest expense		313,863
Other non-operating expenses		2,776,225
Golden Nugget Shoreline
Casino revenues	1,419,669
Food and beverage revenues	173,450
Other revenues	77,145
Promotional allowances		102,058
Casino expenses		1,264,415
Food and beverage expenses		226,125
Marketing and administrative		54,536
Facility		222,074
Corporate expenses		33,221
Depreciation and amortization		21,552
Other expenses		22,269
Loss on sale of assets		70,750
Interest expense		109,609
Other non-operating expenses		45,372
Income tax benefit	69,293
Gaming Management, Inc.
Corporate expenses		1,252
Little Nevada 2 (LN2)
Other revenues	500
Casino expenses	5,839
Marketing and administrative		931
Facility		422
Interest expense		73,328
Other non-operating expenses	4,828
Little Nevada 3 (LN3)
Casino expenses	1,936
Legal expenses		4,948
Interest expense		178,554
Other non-operating expenses	335,907
SHI
Interest expense	573
Silver Dollar Tukwila
Casino revenues	1,512,927
Food and beverage revenues	398,487
Other revenues	90,817
Promotional allowances		212,182
Casino expenses		1,591,472
Food and beverage expenses		430,650
Marketing and administrative		31,627
Facility		263,763
Corporate expenses		49,898
Depreciation and amortization		42,072
Other expenses		30,282
Interest expense		36,673
Other non-operating expenses		24,050

JE#9: Eliminate non-recurring transactions related to the Receivership/Restructuring and write off of intercompany lines of credit
Other non-operating expenses SD-Mill Creek		1,429,591
Other non-operating expenses Club Hollywood		2,896,650
Other non-operating expenses Royal Casino		1,459,981
Other non-operating expenses Golden Nugget Tukwila		2,516,431
Other non-operating expenses Gaming Consultants Inc.		4,916,104

JE#10: Eliminate interest income and expense as recorded for acquired operations (including intercompany transctions)
Interest income	303,767
Interest expense	446,769
Retained earnings		750,536	(through change of Stmt of Ops)

To account for Federal income tax at 34% of pro-forma pre-tax operating adjustments
Income tax receivable	294,007
Income tax expense-current		294,007

To account for Federal income tax at 34% of pre-tax operating results of acquired casinos
Income tax expense-current	540,279
Income tax receivable		540,279